Exhibit 10.10

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of June 22, 2004, and effective as of the Effective Date as defined below, is among QC Holdings, Inc., a Kansas corporation (the “Company”), Don Early (“Early”) and Gregory L. Smith (“Smith”), and is consented to by each of the other stockholders of the Company listed on the consent pages hereto.

RECITALS

1. The Company, Early, Smith and all other stockholders of the Company have entered into a Stockholders Agreement dated as of October 16, 1999, as amended by a letter agreement dated January 19, 2000 and a Second Amendment to Stockholders Agreement dated as of January 1, 2003 (as so supplemented and amended, the “Stockholders Agreement”).

2. In accordance with Section 13 of the Stockholders Agreement, the Stockholders Agreement terminates upon an Initial Public Offering, as defined in the Stockholders Agreement.

3. The Company contemplates an initial public offering of its Common Stock in summer 2004, and in contemplation thereof has filed its Registration Statement on Form S-1 with the Securities and Exchange Commission, Registration No. 333-115297 (the “Registration Statement”), which proposed initial public offering, upon consummation, will constitute the Initial Public Offering as defined in the Stockholders Agreement (the “Initial Public Offering”).

4. The Company, Early and Smith desire to amend certain provisions of the Stockholders Agreement effective upon the earlier of (i) June 30, 2004, and (ii) the closing of the Initial Public Offering of Common Stock by the Company pursuant to the Registration Statement (the “Effective Date”).

5. In consideration of the agreement of Early to cancel the life insurance and stock redemption provisions of the Stockholders Agreement described below and in order to provide for the orderly sale of Common Stock by the estate of Early upon his death, the Company is granting to the Holders described herein certain demand registration rights, which will be exercisable only upon the death of Early.

6. Smith and the other stockholders party to the Stockholders Agreement are consenting to the amendments to the Stockholders Agreement effected by this Agreement, but are not otherwise to be considered a party to this Agreement with respect to the registration rights provisions herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Termination of Life Insurance Provisions. Effective as of the Effective Date, Article 6 of the Stockholders Agreement, as amended and restated by the Second Amendment to Stockholders Agreement, is deleted in its entirety. Effective as of the Effective Date, (i) the Company shall have no obligation to carry life insurance on the life of Early or Smith and no obligation to repurchase or redeem any shares of Common Stock from the estate of Early or Smith on their death by virtue of any provision of the Stockholders Agreement or otherwise, and (ii) Early and Smith, for themselves and their respective heirs, estates and assigns, shall have no obligation to sell any shares of Common Stock to the Company upon their death. Early and Smith acknowledge that the life insurance policies held by the Company are and will remain the sole and exclusive property of the Company and that the Company may maintain those policies as “key man” policies or cancel those policies at any time in the Company’s sole discretion.

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2. Termination of Stockholders Agreement. In accordance with Section 13 of the Stockholders Agreement, Early, Smith and the other stockholders of the Company acknowledge that the Stockholders Agreement will terminate in accordance with its terms on the closing of the Initial Public Offering pursuant to the Registration Statement.

3. Definitions; Certain Rules of Construction. Certain capitalized terms are used in this Agreement with the specific meanings defined below in this Section 3. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term “Section” refers to sections of this Agreement, (b) references to a particular Section include all subsections thereof, (c) the word “including” shall be construed as “including without limitation”, (d) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, (e) words in the singular or plural form include the plural and singular form, respectively, and (f) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement.

“1933 Act” means the Securities Act of 1933, as amended and all regulations thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended and all regulations thereunder.

“Board of Directors” means the Board of Directors of the Company.

“Common Stock” means the common stock, $.01 par value per share, of the Company.

“Company” is defined in the recitals to this Agreement.

“Company Indemnitees” is defined in Section 9(b).

“Effective Date” is defined in the recitals to this Agreement.

“Holder” means the estate of Don Early, any trust, testamentary or otherwise, that is funded in whole or in part with shares of Common Stock from the estate of Don Early, and any Person or any such trust which at any time during the Registration Period becomes a record holder of Common Stock by distribution of Common Stock from the estate of Don Early or any such trust.

“Holder Indemnitees” is defined in Section 9(a).

“Indemnitees” is defined in Section 9(c).

“Person” means the estate of Don Early and any present or future natural person or any corporation, association, partnership, joint venture, limited liability, joint stock or other company, business trust, trust, organization, charitable organization, business or government or any governmental agency or political subdivision thereof.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act and the automatic effectiveness, or the declaration or ordering of effectiveness, of such registration statement or document.

“Registrable Securities” means (i) shares of Common Stock held by a Holder during any part of the Registration Period; (ii) any Common Stock of the Company or other securities issued or issuable in

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respect of shares of Common Stock of the Company after the date hereof and held by Early or any trust created by Early prior to his death, as a result of any corporate reorganization; and (iii) shares of the Company’s Common Stock or other securities issued or issuable in respect of the shares described in clause (i) or (ii) upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that any share of Common Stock previously sold to the public pursuant to a registered public offering or pursuant to an exemption from the registration requirements of the 1933 Act shall not be a Registrable Security.

“Registration Period” is defined in Section 4(a).

“SEC” means the Securities and Exchange Commission.

“Violation” means, with respect to any registration statement which includes any Registrable Securities:

(a) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or

(c) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law in connection with any matter relating to such registration statement.

4. Registration Rights; Registration on Form S-3.

(a) After consummation of its Initial Public Offering and at any time after the date of death of Early and prior to the second anniversary of the death of Early (the “Registration Period”), the Company shall use its best efforts to qualify for registration on Form S-3 (or any successors thereto) any Registrable Securities that a Holder or Holders (the “Initiating Holders”) request in writing (a “Holder Request”) be registered in accordance with this Section 4(a). If the Company receives from any Holder or Holders of Registrable Securities then outstanding: (i) a written request or requests that the Company effect a registration on Form S-3; and (ii) any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will give prompt written notice to all other Holders known to the Company of such registration request and other relevant information with respect to such proposed registration and such other Holders shall have the right, by giving written notice to the Company within 30 days from receipt of the Company’s notice, to elect to have included in such registration such of their Registrable Securities as such Holders may request in their notice.

(b) The Company will file within 60 days of receipt of a Holder Request a registration statement under the 1933 Act registering the requested sale of the Registrable Securities and thereafter use its best efforts to have the registration statement declared effective (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the 1933 Act) provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 4:

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(i) if Form S-3 is not available for such offering by the Holders, unless such Form is unavailable due to the Company’s failure to make a 1934 Act filing timely, in which case the Company shall effect the registration on Form S-1;

(ii) if the Holders propose to sell Registrable Securities at an aggregate offering price to the public of less than $15,000,000;

(iii) if the Company furnishes to the Holders a certificate signed by the Chief Executive Officer or the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 4; provided, however, that the Company shall not utilize this right more than once in any 12-month period;

(iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

(v) during the period ending 180 days after the effective date of a registration statement subject to this Section 4.

(c) If the Initiating Holder intends to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 4 and the Company shall include such information in the written notice provided to the other Holders. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such other Holders requesting registration of Registrable Securities) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 5(d)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders and approved by a majority of the Board of Directors, which approval shall not be unreasonably withheld. The Board of Directors of the Company will have no obligation to approve any underwriter for a registration under this Section 4 that is not acceptable to the Board of Directors in its reasonable judgment or that is of a lesser national standing, in the reasonable judgment of the Board, than the senior managing underwriter for the Company’s most recent underwritten public offering of its Common Stock. Notwithstanding any other provision of this Section 4, if, in a registration requested pursuant to Section 4(a), the underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Holders shall so advise the Company and all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto. To the extent that limitation is required, the number of Registrable Securities that may be included in the underwriting shall be allocated pro rata among all Holders thereof desiring to participate in such underwriting (according to the number of Registrable Securities then held by each such Holder). No Registrable Securities requested by any Holder to be included in a registration pursuant to Section 4(a) shall be excluded from the underwriting unless all securities, if any, other than Registrable Securities are first excluded.

(d) The Holders shall be entitled to three (3) registrations pursuant to this Section 4, counting for this purpose registrations that are declared effective and registrations that are withdrawn by the Holders.

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5. Obligations of the Company. Whenever required under Section 4 to use best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible, prepare and file with the SEC a registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities to be registered thereunder, keep such registration statement effective for up to 120 days or until such earlier date as the Holders have informed the Company in writing that the distribution of their Registrable Securities has been completed. In addition, the Company shall:

(a) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use best efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

(b) furnish to the Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(c) use best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such states and jurisdictions as shall be reasonably requested by the Holders, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such state or jurisdiction;

(d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; provided, however, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an underwriting agreement, including furnishing any opinion of counsel or entering into a lock-up agreement reasonably requested by the managing underwriter;

(e) in the event of any underwritten public offering, use its best efforts to cause its directors and executive officers to enter into any lock-up agreement required by the underwriter and entered into by the registering Holders in accordance with Section 10;

(f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to Section 5(a) on account of such event and use best efforts to cause each such amendment and supplement to become effective;

(g) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 4, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 4, if such securities are

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being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion or opinions, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and

(h) apply for listing and use best efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company’s equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use best efforts to qualify the Registrable Securities being registered for inclusion on the automated quotation system of the Nasdaq.

6. Certain Obligations of Holders.

(a) Each Holder agrees that, upon receipt of any written request from the Company notifying such Holder of the happening of any event requiring the preparation of a supplement or amendment to the registration statement so that the amended or supplemented prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and requesting that such Holder discontinue disposition of Registrable Securities pursuant to the registration statement, each Holder will immediately discontinue dispositions of Registrable Securities pursuant to the registration statement until its receipt of copies of the supplemented or amended effective prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holders possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(b) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the intended method of distribution of such securities as the Company may from time to time request or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. Each such Holder promptly shall furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company not materially misleading.

(c) Each Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the 1933 Act to be satisfied.

(d) Each Holder shall, if requested by the Company, acknowledge in writing that it has been hereby advised that the anti-manipulation provisions of Regulation M under the 1934 Act may apply to sales of the Registrable Securities offered pursuant to the registration statement, and agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement, that constitutes a violation of Regulation M under the 1934 Act or any other applicable rule, regulation or law.

(e) At the end of the registration period, the Holders of Registrable Securities included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered thereby which remain unsold, and such Holders shall immediately notify the Company of the number of shares registered which remain unsold upon receipt of such notice from the Company.

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7. Expenses of Registration. The Company shall bear all expenses relating to Registrable Securities incurred in connection with each registration, filing or qualification pursuant to this Agreement, including all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company. All underwriting discounts and commissions relating to Registrable Securities included in any registration effected pursuant to this Agreement and the fees and disbursements of counsel for the selling Holders will be borne and paid ratably by the Holders of such Registrable Securities.

8. Underwriting Requirements. Except as set forth in Section 4(c), the Initiating Holders shall not be required under Section 4 to include any of the other Holders’ securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Initiating Holders and approved by the Company, and then only in such quantity, if any, as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the managing underwriter for the offering advises the Company in writing that the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold that can be successfully offered, then the Company shall be required to include in the offering only that number of Registrable Securities that the managing underwriter believes will not jeopardize the success of the offering. If the number of securities to be included in the offering is required to be reduced, then the number of shares held by Holders that may be included in the underwriting shall be reduced pro rata among the selling Holders in accordance with the number of shares of Registrable Securities held by each such Holder.

9. Indemnification. If any Registrable Securities are included in a registration statement under this Agreement:

(a) The Company will indemnify and hold harmless each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively, the “Holder Indemnitees”), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any Violation. The Company will reimburse each Holder Indemnitee for any legal or other expenses reasonably incurred by such Holder Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder Indemnitee in any such case for any such loss, claim, damage, liability, action or proceeding (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder Indemnitee or supplied by another Holder; or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the 1933 Act.

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(b) Each Holder that includes any Registrable Securities in any registration statement (i) will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, each agent and any underwriter for the Company, and any other Holder or other stockholder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any Person who controls such Holder or such other stockholder or such underwriter (collectively, the “Company Indemnitees”), against any losses, claims, damages or liabilities (joint or several) to which any Company Indemnitee may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereto) arise out of or are based upon (a) any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration or (b) any breach by the Holders of its obligations under Section 6; and (ii) will reimburse any legal or other expenses reasonably incurred by any Company Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of any Holder hereunder shall be limited to the amount of net proceeds (after deduction of all underwriters’ discounts and commissions paid by such Holder in connection with the registration in question) received by such Holder in the offering giving rise to the Violation; and provided, further, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall such Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the 1933 Act.

(c) Promptly after receipt by any Company Indemnitee or Holder Indemnitee (collectively, the “Indemnitees”) under this Section 9 of notice of the commencement of any action (including any governmental action), such Indemnitee will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that such Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such Indemnitee by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such Indemnitee and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnitee under this Section 9 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to such Indemnitee otherwise than under this Section 9.

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(d) The obligations of the Company and the Holders under this Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

(e) If the indemnification provided for in this Section 9 is unavailable to a party that would have been an Indemnitee under this Section 9 in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9(e) shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The liability of any Holder of Registrable Securities in respect of any contribution obligation of such Holder (after deduction of all underwriters’ discounts and commissions paid by such Holder in connection with the registration in question) arising under this Section 9(e) shall not in any event exceed an amount equal to the net proceeds to such Holder from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

10. Lock-up Agreements. If reasonably requested by the Company or the Initiating Holders and the managing underwriter, the Holders that include any Registrable Securities in any registration statement agree to enter into lock-up agreements pursuant to which they will not, for a period of no longer than 180 days following the effective date of a registration statement for a public offering of the Company’s securities, offer, sell or otherwise dispose of any Registrable Securities (except Registrable Securities sold pursuant to such registration statement) without the prior consent of the Company and the underwriter.

11. No Delay. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to this Agreement as a result of any dispute, controversy or other matter that may arise with respect to the interpretation or implementation of this Agreement.

12. Termination. The right of any Holder to request registration or inclusion in any registration pursuant to this Agreement shall terminate on the last day of the Registration Period.

13. Specific Performance. The Company and the Holders recognize that their respective rights under this Agreement are unique, and, accordingly, each party shall, in addition to such other remedies as may be available to it at law or in equity, have the right to enforce its rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law.

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14. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

a. if to the Company:

QC Holdings, Inc.

2812 West 47th Avenue

Kansas City, Kansas 66103

Attn: President

Telephone: (913) 439-1100

Facsimile No.: (913) 439-1170

with a copy to:

Gilmore & Bell, P.C.

2405 Grand Boulevard, Suite 1100

Kansas City, Missouri 64108

Attn.: Richard M. Wright, Jr., Esq.

Telephone: 816-221-1000

Facsimile No.: 816-221-1018

b. If to any Holder, to the address or facsimile number for that Holder set forth in the stock record books of the Company.

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by facsimile transmission, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

15. Binding Effect; Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective personal representatives, successors and permitted assigns; provided, however, that the Holders shall not have the right to assign their rights and obligations hereunder to any Person who is not itself a Holder without the prior written consent of the Company.

16. Amendments; Waivers; Beneficiaries. Prior to the Effective Date, this Agreement may be amended, and any provision of this Agreement may be waived only by a writing signed by all parties hereto, consisting of the Company, Early, Smith and the other stockholders of the Company listed on the Consent Page hereto. From and after the Effective Date and prior to the first day of the Registration Period, the only parties to this Agreement shall be deemed to be the Company and Early, and this Agreement may be amended and any provision of this Agreement may be waived in a writing signed by the Company and Early. Prior to the first day of the Registration Period, no current or future Holder will have any rights or privileges under this Agreement, and this Agreement may be amended by Early and the Company in accordance with this Section 16 without the consent of any Holder. No Holder is an intended third party beneficiary of this Agreement until the first day of the Registration Period. From and after the first day of the Registration Period, this Agreement may be amended and any provision of this Agreement may be waived only by a writing signed by the Company and the Holders owning a majority of the then outstanding Registrable Securities. Any amendment or waiver in accordance with the preceding sentence shall be binding upon all then current or future Holders without regard to any actual

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notice on their part of the substance of such amendment or waiver. For purposes of determining the outstanding Registrable Securities held by the Holders, the Company shall be entitled to rely conclusively upon the stock record books of the Company and a written certification of the executor of the estate of Early of the names and addresses of the persons who are within the definition of “Holder” and are reflected as owning shares of Common Stock on the stock record books of the Company.

17. Miscellaneous. If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation hereof. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Kansas.

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed effective as of the Effective Date.

QC HOLDINGS, INC.

By:	/s/ DARRIN J. ANDERSEN
Darrin J. Andersen, President

/s/ DON EARLY
DON EARLY

/s/ GREGORY L. SMITH
GREGORY L. SMITH

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June 22, 2004

CONSENT

The following stockholders of QC Holdings, Inc. consent to the foregoing Registration Rights Agreement:

DARIN SCOTT SMITH IRREVOCABLE TRUST, dated February 7, 2000

	/S/ MARY LOU ANDERSEN	By:	/S/ DARIN SCOTT SMITH
	MARY LOU ANDERSEN		Name: Darin Scott Smith, as Co-Trustee

JR SEWARD REVOCABLE TRUST U/A DTD 11/05/97		KENTON TODD SMITH IRREVOCABLE TRUST, dated February 7, 2000

By:	/S/ JAMES R. SEWARD	By:	/S/ DARIN SCOTT SMITH
	James R. Seward, Trustee		Name: Darin Scott Smith, as Co-Trustee

TAMARA LYNNE SMITH DANIELS IRREVOCABLE TRUST, dated February 7, 2000

	/S/ DARRIN J. ANDERSEN	By:	/S/ DARIN SCOTT SMITH
	DARRIN J. ANDERSEN		Name: Darin Scott Smith, as Co-Trustee

SMITH-FRIES EDUCATION TRUST, dated February 7, 2000

	/S/ RICHARD M. WRIGHT, JR.	By:	/S/ DARIN SCOTT SMITH
	RICHARD M. WRIGHT, JR.		Name: Darin Scott Smith, as Co-Trustee

/S/ R. BRIAN ELVIN
R. BRIAN ELVIN

/S/ CATHY S. THARP
CATHY S. THARP

Registration Rights Agreement

June 22, 2004